SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 3, 2006
                                                         -------------


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                      0-28936                 48-1008593
         ------                      -------                 ----------
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR -- 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR -- 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange -- Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange -- Act (17 CFR 240.13e-4(c))




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Item 1.01. Entry Into a Material Definitive Agreement.

      On March 3, 2006 the Registrant entered into a Supplement to Change in Control Agreement (the "Supplement Agreement") with Roger Arwood, Executive Vice President and Chief Business Banking Officer of Registrant and President of Gold Bank, the Registrant's wholly-owned subsidiary bank (the "Bank"). The Supplement Agreement supplemented the Change in Control Agreement, dated November 4, 2005 and effective as of June 1, 2005, between Mr. Arwood and the Company (the "Change in Control Agreement"), previously disclosed in the Registrant's 8-K filed November 10, 2005. Pursuant to the Supplement Agreement, (i) Mr. Arwood voluntarily resigned from the Company and the Bank effective March 3, 2006, and
(ii) so long as the pending merger between Marshall & Ilsley Corporation ("M&I") and the Company closes on or before December 31, 2006, the Company agreed to pay to Mr. Arwood the termination payment provided for in the Change in Control Agreement (an amount equal to his one year's base salary). Pursuant to the Supplement Agreement, the termination payment is to be paid by the Company within ten (10) business days following the later of (i) the effective time of the merger and (ii) six months and one day after March 3, 2006.

Item  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      On March 3, 2006 Roger Arwood, the Registrant's Executive Vice President and Chief Business Banking Officer and the Bank's President, resigned from the Company and the Bank pursuant to a Supplement to Change in Control Agreement which is further described above in Item 1.01.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: March 6, 2006
                               By: /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer